UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2012

Analysts International Corporation

(Exact name of registrant as specified in its charter)

MN	1-33981	41-0905408
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7700 France Ave. S., Minneapolis, Minnesota	55435
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (952) 835-5900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

On May 4, 2012, Analysts International Corporation (the “Company”) held a shareholder and investor conference call during which the Company’s CEO, Brittany B. McKinney, and its CFO, Bill Wolff, presented remarks.  Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the transcript of the Company’s presentation during that call.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto and incorporated herein, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference, or deemed incorporated by reference, in any registration statement pursuant to the Securities Act of 1933, as amended, except as expressly set forth by specific reference in any such filing.

Item 9.01                                             Financial Statements and Exhibits

(d)                                 Exhibits.

Exhibit Number	Description

99.1	Transcript of conference call held on May 4, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2012	ANALYSTS INTERNATIONAL CORPORATION

/s/ William R. Wolff
William R. Wolff
Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript of conference call held on May 4, 2012.